EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Ralph Schlosstein, President/Chief Executive Officer of BlackRock Provident Institutional Funds (the “Registrant”), certify that:

1.	The Registrant’s periodic report on Form N-CSR of the Registrant for the period ended April 30, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 7, 2003	/s/ Ralph Schlosstein
Ralph Schlosstein, President (chief executive officer) BlackRock Provident Institutional Funds

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission pursuant to 18 U.S.C. §1350 and is not being filed as part of the Form N-CSR with the Commission.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Paul Audet, Treasurer/Chief Financial Officer of BlackRock Provident Institutional Funds (the “Fund”), certify that:

1.	The Registrant’s periodic report on Form N-CSR of the Registrant for the period ended April 30, 2003 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: July 7, 2003	/s/ Paul Audet
Paul Audet, Treasurer (chief financial officer) BlackRock Provident Institutional Funds

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission pursuant to 18 U.S.C. §1350 and is not being filed as part of the Form N-CSR with the Commission.